SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12.

American Electric Power Company, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Electric Power Company, Inc.
1 Riverside Plaza
Columbus, Ohio 43215
(614) 716-1000

SUPPLEMENT TO PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2024

To the Shareholders of American Electric Power Company, Inc.:

This proxy statement supplement, dated March 28, 2024 (this “Supplement”), further supplements the Definitive Proxy Statement on Schedule 14A of American Electric Power Company, Inc. (the “Company”), dated March 13, 2024, as previously supplemented on March 19, 2024 (the “Proxy Statement”), for the Company’s Annual Meeting of Shareholders to be held on April 23, 2024 (the “Annual Meeting”).

The Company is supplementing the Proxy Statement to correct certain items in the reconciliation of Operating Earnings to GAAP Reported Earnings contained in Exhibit A on page A-1 of the Proxy Statement:

EPS
GAAP Reported Earnings	$4.26
Special Items
Mark-to-Market Impact of Commodity Hedging Activities	0.44
Termination of the Sale of Kentucky Operations	(0.06)
Unregulated Renewables	0.14
Change in Texas Legislation	(0.05)
Impairment of Investment in New Mexico Renewable Development	0.03
Remeasurement of Excess ADIT Regulatory Liability	(0.09)
FERC NOLC Disallowance	0.04
ENEC Fuel Disallowance	0.35
Turk Impairment	0.15
Severance Changes	0.04
Operating Earnings (non-GAAP)	$5.25

This reconciliation was correctly reported in Exhibit 99.1 of the Company’s Form 8-K filed with the Securities and Exchange Commission on February 26, 2024.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

EXCEPT AS SPECIFICALLY SUPPLEMENTED BY THE INFORMATION CONTAINED HEREIN, THIS SUPPLEMENT DOES NOT MODIFY ANY OTHER INFORMATION SET FORTH IN THE PROXY STATEMENT OR THE PROXY CARD AND THEY CONTINUE TO BE IN FULL FORCE AND EFFECT AS ORIGINALLY FILED.

Please note that any proxy card that you received has not changed and may still be used to vote your shares in connection with the Annual Meeting. If you have already submitted your vote, you do not need to take any further action. Information on how to vote your shares and how to change your vote or revoke your proxy is contained in the Proxy Statement. The Company urges shareholders to vote their shares prior to the Annual Meeting by using one of the methods described in the Proxy Statement.

By Order of the Board of Directors,
David M. Feinberg
Executive Vice President and Secretary
March 28, 2024